UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04710

The Asia Pacific Fund, Inc.

Exact name of registrant as specified in charter:

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102
Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 973-367-7521

Date of fiscal year end: 3/31/2009

Date of reporting period: 3/31/2009

Item 1 –	Reports to Stockholders

ANNUAL REPORT

March 31, 2009

The Asia Pacific Fund, Inc.

Contents

Share Price, Net Asset Value and Distribution History	2
The Fund’s Management	3
Report of the Investment Manager	4
Portfolio of Investments	10
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	26
U.S. Federal Tax Information	27
Dividend Reinvestment Plan	28
Miscellaneous Information	29
Directors and Officers of the Fund	30

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that The Asia Pacific Fund, Inc. (the “Fund”) may purchase, from time to time, shares of its common stock at market prices.

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The Asia Pacific Fund, Inc.

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

For general information on the Fund, please call (toll-free) the Altman Group, our shareholders’ servicing agent, at: 1-(888) 4-ASIA-PAC

Current information about the Fund is available on its website (http://www.asiapacificfund.com). This website includes monthly updates of the Fund’s performance and other data as well as the Manager’s quarterly presentation of performance and asset allocations and comments on the current Asian outlook.

The Fund’s CUSIP number is 044901106.

The Asia Pacific Fund, Inc.

Share Price, Net Asset Value and Distribution History (Unaudited)

Quarter End	Closing Price at Quarter End	Net Asset Value per Share at Quarter End	Dividends and Distributions During Quarter*
Financial Year 2008/2009
June	$17.97	$19.81	—
September	13.22	15.21	—
December	6.42	6.98	$5.10
March	6.23	6.75	—

Financial Year 2007/2008
June	$25.31	$28.75	—
September	32.45	35.86	—
December	24.27	25.40	$8.15
March	19.75	21.70	—

Financial Year 2006/2007
June	$18.90	$20.18	—
September	19.90	21.96	—
December	22.80	23.46	$2.96
March	21.22	24.03	—

Financial Year 2005/2006
June	$15.25	$16.69	—
September	16.21	17.89	—
December	16.61	18.65	$0.68
March	18.39	20.54	—

Financial Year 2004/2005
June	$12.05	$13.88	—
September	13.44	14.58	—
December	14.64	16.07	$0.15
March	14.65	16.62	—

*	Total per share distributions over the 5 years to March 31, 2008 amounted to $17.04. Total per share distributions over the Fund’s life (commencement of operations: May 4, 1987) have amounted to $30.78.

The Asia Pacific Fund, Inc.

The Fund’s Management

Directors

Michael J. Downey, Chairman

Jessica M. Bibliowicz

David J. Brennan

Robert H. Burns

Robert F. Gunia

Douglas Tong Hsu

Duncan M. McFarland

David G. P. Scholfield

Nicholas T. Sibley

Officers

Brian A. Corris, President

Grace C. Torres, Vice-President

M. Sadiq Peshimam, Treasurer and Chief Financial Officer

Deborah A. Docs, Secretary and Chief Legal Officer

Andrew R. French, Assistant Secretary

Valerie M. Simpson, Chief Compliance Officer

Theresa C. Thompson, Deputy Chief Compliance Officer

Investment Manager

Baring Asset Management (Asia) Limited

1901 Edinburgh Tower

15 Queen’s Road Central

Hong Kong

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Transfer Agent

Computershare Trust Company N.A.

P.O. Box 43011

Providence, RI 02940-3011

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

The Asia Pacific Fund, Inc.

Report of the Investment Manager (Unaudited)

for the fiscal year ended March 31, 2009

Overview

During the fiscal year ended March 31, 2009, the Fund’s net asset value (NAV) per share, on a dividend reinvested basis, fell by 45.1%. In line with industry practice, the total return for the Fund assumes that the dividend of $5.10 per share was re-invested immediately at the NAV of $6.68 per share.

This compares with a decline of -42.7% in the Fund’s reference benchmark, the MSCI All Countries Far East Ex-Japan Gross Index. By way of international comparison, the returns of the S&P 500 Price and MSCI World Gross indices were -39.7% and -42.2% respectively.

The top three performing markets, as measured by the MSCI country indices in US Dollar terms over the period, were China (-34.7%), Malaysia (-37.1%) and The Philippines (-38.2%). The bottom three were Indonesia (-52.6%), Thailand (-52.4%) and India (-52.3%). The weakness in the local currencies of Korea, Indonesia, The Philippines, Malaysia, Thailand and Taiwan amplified the decline of their equity markets in US Dollar terms.

An analysis of Asian markets over the fiscal year to March 31, 2009 shows two distinct phases, as depicted in Chart 1.

Chart 1. MSCI AC Far East Ex-Japan Gross Index (March 2008 – March 2009)

Source: Factset.

The Asia Pacific Fund, Inc.

The period from March to October 2008 witnessed a dramatic fall in all global markets. Investor sentiment was dominated by two major concerns: firstly, the solvency and survival of the American, British and European financial systems and, secondly, the severity and duration of the recession of the global economy. Following the collapse of Lehman Brothers in mid-September, the global banking sector all but stopped functioning. The “forced liquidation” of global leveraged funds in order to meet redemptions and/or repay debt drove Asian equity markets sharply downwards.

But at least as far as Asian markets were concerned, a more stable environment emerged from November. Here they were boosted by the announcement of large infrastructure spending in China, combined with an unprecedented combination of monetary and fiscal easing measures implemented by global and Asian governments alike.

Over the review period most Asian currencies weakened against the US dollar with the exceptions of the Chinese Renminbi and the Hong Kong Dollar, which rose slightly.

The strategy followed in the Fund was to increase exposure to the Greater China region and Singapore, at the expense of Korea and the smaller ASEAN markets, while also holding cash for defensive purposes. As markets showed signs of stabilizing, a greater emphasis was placed on China, supported by a significant fiscal and monetary stimulus and inexpensive valuations. In terms of sector activity, the Investment Manager added to Consumer Staples and Utilities, funded from a reduction in Energy and cash balances.

Over the period, the Fund underperformed slightly against its reference benchmark. The underperformance was caused principally by stock selection, especially in Korea, Hong Kong and Taiwan. On the other hand, asset allocation strategies added value.

At the sector level, out-performing sectors included the traditional defensive sectors, notably Utilities, Telecoms and Consumer Staples. Relative under-performers included Industrials, Materials and Energy.

An analysis of the various styles shows that value and more defensive styles dominated over the fiscal year. Large cap stocks out-performed in the fourth quarter of 2008, but, in the first quarter of 2009, small cap stocks led.

The Asia Pacific Fund, Inc.

Report of the Investment Manager (Unaudited)

continued

Table 1. Stock Market Performance

Period : 03/31/2008 to 03/31/2009 (MSCI free indices on a gross basis in USD terms)

Country - Index	2Q 2008%	3Q 2008%	4Q 2008%	1Q 2009%	1 Yr to 03/31/2009%
North Asia
China	–3.5	–25.2	–10.7	1.3	–34.7
Hong Kong	–3.9	–22.9	–18.8	–0.5	–40.1
Taiwan	–10.5	–24.6	–23.8	8.3	–44.3
South Korea	–7.6	–24.2	–26.5	–0.1	–48.5
ASEAN
Malaysia	–9.1	–17.9	–13.2	–3.0	–37.1
Philippines	–24.8	3.6	–25.7	6.7	–38.2
Singapore	–0.9	–22.2	–26.3	–9.0	–48.2
Thailand	–11.8	–22.5	–26.8	–4.9	–52.4
Indonesia	–4.5	–26.2	–33.6	1.2	–52.6
South Asia
India	–19.7	–13.9	–29.9	–1.5	–52.3
Region
All Countries Far East Ex-Japan Gross	–6.4	–23.8	–20.4	0.9	–42.7
Source: Morgan Stanley Capital International, Factset.

Table 2. Currency Market Performance vs USD (Month-ends)

Period: 03/31/2008 to 03/31/2009

Currency USD/local rate	March 2008	June 2008	Sept 2008	Dec 2008	March 2009	12M Change (%)
North Asia
Chinese Renminbi	7.01	6.85	6.85	6.82	6.83	2.6
Hong Kong Dollar	7.78	7.80	7.76	7.75	7.75	0.4
New Taiwan Dollar	30.38	30.35	32.17	32.82	33.91	-10.4
South Korean Won	990	1,046	1,207	1,260	1,383	-28.4
ASEAN
Singapore Dollar	1.38	1.36	1.43	1.44	1.52	-9.3
Thai Baht	31.49	33.44	33.84	34.78	35.47	-11.2
Malaysian Ringgit	3.20	3.27	3.44	3.46	3.65	-12.3
Philippine Peso	41.77	44.90	47.05	47.55	48.33	-13.6
Indonesian Rupiah	9,205	9,220	9,430	10,900	11,555	-20.3
South Asia
Indian Rupee	40.12	43.03	46.97	48.72	50.74	-20.9
Source: Baring Asset Management, Factset.

The Asia Pacific Fund, Inc.

Chart 2. Performance of Asia Pacific Fund’s NAV against its Benchmark Index*

*	Investment involves risk and past performance figures shown are not indicative of future performance.

Note: The chart above compares the growth of a $100 investment in the Asia Pacific Fund with a similar investment in the MSCI AC Far East (Free) Ex-Japan Gross Index (the “Index”), beginning with the start date of the Index on 12.31.1987.

Source: Baring Asset Management, Factset.

Performance

The Fund’s NAV per share began the year at $21.70 and finished at $6.75. Taking into account the distribution in December 2008 of income and capital gains of $5.10 per share, the Fund’s total return over the fiscal year on a dividend reinvested basis was -45.1%. This amount assumes that the dividend was re-invested on the ex-date. The Fund’s return compares with the reference benchmark return of -42.7% from the MSCI All Countries Far East Ex-Japan Gross Index.

Over the fiscal year, the Fund’s attribution analysis showed that stock selection in Korea, Hong Kong and Taiwan detracted value. With regard to country allocation, holdings of cash and index futures added value.

On a long-term basis, the Fund’s track record remains strong, with value added over the 3, 5 and 10 year periods.

The Asia Pacific Fund, Inc.

Report of the Investment Manager (Unaudited)

continued

Table 3. Performance of Asia Pacific Fund, the Region and Major World Markets* (on a gross (dividend reinvested) basis to 3.31.2009 in USD terms)

	1 Yr to %	3 Yrs to %	5 Yrs to %	7 Yrs to %	10 Yrs to %
APB – NAV	–45.1	–13.7	24.2	61.0	122.3
APB – Price	–42.0	–2.6	35.2	88.1	172.9
MSCI AC Far East Ex-Japan	–42.7	–16.3	19.5	52.4	62.1
MSCI World	–42.2	–34.8	–14.1	–5.5	–16.5
S&P Composite 500 (Price)	–39.7	–38.4	–29.2	–30.5	–38.0
MSCI Europe	–49.6	–36.0	–6.3	7.9	–5.6
MSCI Japan	–35.9	–43.6	–23.8	5.8	–21.4

*	Investment involves risk and past performance figures shown are not indicative of future performance.

Source: Baring Asset Management, Factset

Portfolio Strategy

The Fund’s strategy over the year was to focus on the beneficiaries of consumption and infrastructure growth in China, defensive technology companies and “blue chip” companies with stable earnings. With the collapse of several major financial institutions in the Developed World and the effective closure of the OECD inter-bank lending market in the third quarter of 2008, the Fund increased its exposure to defensive Utilities and Telecoms sectors. After the sharp sell-off in October, the Investment Manager reduced the Fund’s defensive stance and positions were rebuilt in more economically sensitive stocks trading at distressed valuations.

Over the year, the Investment Manager added value in country allocation. Stock selection detracted value, principally from Korea, Hong Kong and Taiwan. The top five detractors included GS Engineering & Construction (Korean construction company), Megastudy (Korean education service provider), PetroChina (Chinese energy company), Taiwan Cement and not holding a full weighting in Hong Kong Exchanges. The top five contributors were Chunghwa Telecom (Taiwan telecommunications operator), iShares FTSE/Xinhua A50 (Chinese A-share ETF), China Overseas Land (Chinese property developer), MTR Corp (Hong Kong public transport company) and TSMC (Taiwanese contract manufacturer for semiconductors).

The Asia Pacific Fund, Inc.

Table 4. Asset Allocation at Quarter Ends (% of Fund’s Net Assets)*

Country	Mar 31 2008%	June 30 2008%	Sept 30 2008%	Dec 31 2008%	Mar 31 2009%
North Asia	77.4	78.3	73.4	88.8	82.2
Hong Kong/China	33.5	35.7	40.2	49.7	44.7
South Korea	25.2	24.1	20.5	22.7	19.1
Taiwan	18.7	18.5	12.7	16.4	18.4
ASEAN	15.6	15.7	17.6	16.6	15.9
Indonesia	1.9	2.8	1.0	2.1	2.0
Malaysia	2.2	1.8	2.5	0.0	3.2
Philippines	0.3	0.3	0.4	0.7	0.0
Singapore	7.5	7.8	10.5	10.7	8.4
Thailand	3.7	3.0	3.2	3.1	2.3
South Asia
India	1.8	1.8	2.0	0.6	0.5
Cash & Other	5.2	4.2	7.0	–6.0	1.4

*	Rounded to one decimal place

At the time of writing, global and Asian equity markets are showing tentative signs of recovery. However, concerns persist about the potentially large amount of bad debt yet to be written off in the US, UK and European banking systems, and the depth of recession around the world. Optimists would point to the massive amount of fresh capital injected by central banks to re-capitalize weak commercial banks, together with the positive, albeit delayed, impact of the unprecedented stimulus measures by governments around the world, relatively cheap equity valuations and an investment community with large volumes of cash poised to move back into equities. Meanwhile, as far as Asia is concerned, there is a strong commitment by the Chinese government to achieve an annualised GDP growth rate of 8% in 2009 and beyond.

The Investment Manager remains optimistic on the short- and long-term prospects of China and the Asian region. Positives include relatively healthy banking systems, modest levels of borrowing by corporates and households, favorable long-term demographics and the commitment by all Asian governments to boost their domestic economies.

Baring Asset Management (Asia) Limited

April 9, 2009

The Asia Pacific Fund, Inc.

Portfolio of Investments

March 31, 2009

Shares	Description	Value (Note 1)
	LONG-TERM INVESTMENTS – 98.6%

	EQUITIES

	CHINA (INCLUDING HONG KONG) – 44.7%
618,000	Angang Steel Co. Ltd. (Class ''H'' Shares) (Materials)	$625,926
126,000	Anhui Conch Cement Co. Ltd.(a) (Class ''H'' Shares) (Materials)	694,978
3,103,000	Bank of China Ltd. (Class "H" Shares) (Banking)	1,028,915
593,500	BOC Hong Kong Holdings Ltd. (Banking)	607,238
162,000	Cheung Kong Holdings Ltd. (Real Estate – Developers)	1,395,182
130,000	Cheung Kong Infrastructure Holdings Ltd. (Utilities)	519,960
848,000	China Communications Construction Co. Ltd. (Class ''H'' Shares) (Industrials)	929,993
3,041,000	China Construction Bank Corp. (Class ''H'' Shares) (Banking)	1,726,370
705,000	China Life Insurance Co. Ltd. (Class ''H'' Shares) (Diversified Financials)	2,337,690
305,000	China Mobile Ltd. (Telecommunications)	2,656,246
916,000	China Oilfield Services Ltd. (Class ''H'' Shares) (Energy)	724,470
883,680	China Overseas Land & Investment Ltd. (Real Estate-Developers)	1,386,415
2,168,000	China Petroleum & Chemical Corp. (Class ''H'' Shares) (Energy)	1,387,413
302,000	China Resources Land Ltd. (Real Estate – Developers)	467,577
358,000	China Resources Power Holdings Co. Ltd. (Utilities)	750,125
390,000	China Shenhua Energy Co. Ltd. (Class ''H'' Shares) (Energy)	878,564
184,000	CLP Holdings Ltd. (Utilities)	1,264,160
1,538,000	CNOOC Ltd. (Energy)	1,523,990
62,500	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	590,277
209,000	HongKong Electric Holdings (Utilities)	1,240,420
472,000	Huaneng Power International, Inc. (Class "H" Shares) (Utilities)	313,018
5,091,000	Industrial & Commercial Bank of China (Class ''H'' Shares) (Banking)	2,647,115
401,000	MTR Corp. Ltd. (Industrials)	964,395
280,500	Ping An Insurance Group Co. of China Ltd. (Class ''H'' Shares) (Diversified Financials)	1,673,822
584,000	Sinofert Holdings Ltd. (Materials)	256,940
161,000	Sun Hung Kai Properties Ltd. (Real Estate – Developers)	1,441,617
66,600	Tencent Holdings Ltd. (Information Technology)	493,232

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Shares	Description	Value (Note 1)
938,000	Zijin Mining Group Co. Ltd. (Class "H" Shares) (Materials)	$668,046

		31,194,094

	INDIA – 0.5%
13,679	Housing Development Finance Corp. Ltd. (Banking)	380,753

	INDONESIA – 2.0%
1,393,500	Bank Rakyat Indonesia (Banking)	506,508
350,500	PT Indo Tambangraya Megah Tbk (Energy)	300,299
932,000	PT Telekomunikasi Indonesia Tbk (Telecommunications)	608,966

		1,415,773

	MALAYSIA – 3.2%
37,900	British American Tobacco Malaysia Berhad (Consumer Staples)	473,035
102,900	Bumiputra-Commerce Holdings Berhad (Banking)	193,352
573,800	PLUS Expressways Berhad (Industrials)	462,755
118,800	Tanjong PLC (Utilities)	449,716
636,000	Telekom Malaysia Berhad (Telecommunications)	614,105

		2,192,963

	SINGAPORE – 8.4%
615,000	CapitaLand Ltd. (Real Estate – Developers)	942,141
207,000	DBS Group Holdings Ltd. (Banking)	1,150,038
219,000	Keppel Corp. Ltd. (Industrials)	721,385
841,000	Olam International Ltd. (Consumer Staples)	807,298
112,000	Singapore Exchange Ltd. (Diversified Financials)	375,555
590,000	Singapore Telecommunications Ltd. (Telecommunications)	981,426
317,000	Wilmar International Ltd. (Consumer Staples)	660,699
297,000	Yanlord Land Group Ltd. (Real Estate – Developers)	218,705

		5,857,247

	SOUTH KOREA – 19.1%
21,770	Hana Financial Group, Inc. (Banking)	327,357
10,412	GS Engineering & Construction Corp. (Industrials)	459,912
17,960	Hyundai Development Co. (Industrials)	436,909
5,269	Hyundai Heavy Industries (Industrials)	744,688
10,150	Hyundai Mobis (Consumer Discretionary)	584,088
20,463	Hyundai Motor Co. (Consumer Discretionary)	821,035
43,070	KB Financial Group, Inc. (a) (Banking)	1,025,958
7,253	KT&G Corp. (Consumer Staples)	399,026
14,180	LG Corp. (Industrials)	504,360

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Portfolio of Investments

continued

Shares	Description	Value (Note 1)
2,114	LG Household & Health Care Ltd. (Consumer Staples)	$230,007
5,457	POSCO (Materials)	1,437,973
7,202	Samsung Electronics Co. Ltd. (Information Technology)	2,957,337
54,077	Shinhan Financial Group Co. Ltd. (Banking)	961,716
7,198	SK Energy Co. Ltd. (Energy)	460,526
6,818	SK Holdings Co. Ltd. (Industrials)	529,864
7,621	SK Telecom Co. Ltd. (Telecommunications)	1,057,822
17,480	Woongjin Coway Co. Ltd. (Consumer Discretionary)	377,844

		13,316,422

	TAIWAN – 18.4%
551,000	Acer, Inc. (Information Technology)	828,645
432,000	Advanced Semiconductor Engineering, Inc. (Information Technology)	209,554
454,000	AU Optronics Corp. (Information Technology)	375,522
448,097	Chunghwa Telecom Co. Ltd. (Telecommunications)	817,917
1,029,855	Far Eastern Textile Ltd. (b) (Industrials)	801,727
745,206	Hon Hai Precision Industry Co. Ltd. (Information Technology)	1,685,459
69,000	HTC Corp. (Information Technology)	848,461
356,000	Powertech Technology, Inc. (Information Technology)	642,463
184,000	President Chain Store Corp. (Consumer Staples)	421,585
1,466,000	Siliconware Precision Industries Co. (Information Technology)	1,543,294
625,000	Taiwan Fertilizer Co. Ltd. (Materials)	1,280,889
2,248,564	Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology)	3,408,121

		12,863,637

	THAILAND – 2.3%
138,400	Advanced Info Service PCL (Telecommunications)	322,927
282,300	Bangkok Bank PCL (Class ''F'' Shares) (Banking)	596,997
257,200	PTT Exploration & Production PCL (Energy)	705,278

		1,625,202

	Total long-term investments (cost $65,748,740)	68,846,091

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Shares	Description	Value (Note 1)
	SHORT-TERM INVESTMENT – 1.1%

	MONEY MARKET MUTUAL FUND

	UNITED STATES
776,652	JPMorgan Prime Money Market Fund/Premier (cost $776,652)	$776,652

	Total Investments – 99.7% (cost $66,525,392; Note 4)	69,622,743
	Other assets in excess of liabilities – 0.3%	240,876

	Net Assets – 100.0%	$69,863,619

The following annotations are used in the Portfolio of Investments:

(a) Non-income producing securities.

(b) An Independent Director of the Fund is Chairman and Chief Executive Officer of the Company.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund's assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$69,622,743	—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$69,622,743	—

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. None were held at March 31, 2009.

As of March 31, 2008 and March 31, 2009, the Fund did not use any significant unobservable inputs (Level 3) in determining the value of investments.

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Portfolio of Investments

continued

The Industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of March 31, 2009 was as follows:

Information Technology	18.6%
Banking	16.0
Telecommunications	10.1
Industrials	9.4
Energy	8.6
Real Estate – Developers	8.4
Diversified Financials	7.1
Materials	7.1
Utilities	6.5
Consumer Staples	4.3
Consumer Discretionary	2.5
Mutual Funds	1.1

99.7
Other assets in excess of liabilities	0.3

Total	100.0%

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Statement of Assets and Liabilities

March 31, 2009

Assets
Investments, at value (cost $66,525,392)	$69,622,743
Foreign currency (cost $79,860)	82,576
Receivable for investments sold	1,497,149
Dividends and interest receivable	211,350
Prepaid assets	59,021

Total assets	71,472,839

Liabilities
Payable for investments purchased	1,283,121
Accrued expenses and other liabilities	249,592
Investment management fee payable	63,079
Administration fee payable	13,428

Total liabilities	1,609,220

Net Assets	$69,863,619

Net assets comprised:
Common stock, at par	$103,441
Paid-in capital in excess of par	130,484,304

130,587,745
Accumulated net realized loss on investments and foreign currency transactions	(63,825,427)
Net unrealized appreciation on investments and foreign currencies	3,101,301

Net Assets, March 31, 2009	$69,863,619

Net Asset Value per share: ($69,863,619 / 10,344,073 shares of common stock outstanding)	$6.75

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Statement of Operations

Year Ended March 31, 2009

Net Investment Income

Income
Dividends (net of foreign withholding taxes of $394,464)	$4,153,635
Interest	806

Total income	4,154,441

Expenses
Investment management fee	1,360,271
Administration fee	378,668
Custodian's fees and expenses	285,000
Directors' fees and expenses	280,000
Reports to shareholders	200,000
Legal fees and expenses	182,000
Insurance expense	144,000
Audit fees and expenses	40,800
Transfer agent's fees and expenses	30,000
Registration expenses	24,000
Miscellaneous	33,154

Total expenses	2,957,893

Net investment income	1,196,548

Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Futures Transactions
Net realized gain (loss) on:
Investment transactions	(63,389,102)
Foreign currency transactions	(927,538)
Futures transactions	1,917,448

(62,399,192)

Net change in unrealized appreciation (depreciation) on:
Investments	(40,662,861)
Foreign currencies	18,045

(40,644,816)

Net loss on investments and foreign currency transactions	(103,044,008)

Net Decrease in Net Assets Resulting From Operations	$(101,847,460)

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Statement of Changes in Net Assets

	Year Ended March 31,
Decrease in Net Assets	2009	2008

Operations
Net investment income	$1,196,548	$924,593
Net realized gain (loss) on investments and foreign currency transactions	(62,399,192)	108,273,017
Net change in unrealized appreciation on investments and foreign currencies	(40,644,816)	(48,948,990)

Net increase (decrease) in net assets resulting from operations	(101,847,460)	60,248,620

Dividends from net investment income (Note 1)	(455,139)	(9,413,105)
Distributions paid from capital gains (Note 1)	(52,309,975)	(74,891,086)

Total dividends and distributions	(52,765,114)	(84,304,191)

Total decrease	(154,612,574)	(24,055,571)

Net Assets
Beginning of year	$224,476,193	$248,531,764

End of year	$69,863,619	$224,476,193

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Notes to Financial Statements

The Asia Pacific Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, closed-end, management investment company. The Fund’s investment objective is to achieve long-term capital appreciation through investment of at least 80% of investable assets in equity securities of companies in the Asia Pacific countries.

Note 1.	Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from these estimates and assumptions.

Securities Valuation

Securities for which the primary market is on an exchange are valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the last bid price quoted on such day. Securities for which reliable market quotations are not readily available, or whose value have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Director’s approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information regarding the issuer or the markets or industry in which it operates; other analytical data; and consistency with valuation of similar securities held by other funds managed by Baring Asset Management (Asia) Limited. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at the net asset value on the date the New York Stock Exchange is open for trading.

Foreign Currency Translation

The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rate of exchange.

The Asia Pacific Fund, Inc.

(ii) purchases and sales of investment securities, income and expenses—at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of short-term securities, holding of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund’s books and the US dollar equivalent amounts actually received or paid. Net currency gains (losses) from valuing foreign currency denominated assets, other than investment securities, and liabilities at fiscal period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of US companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Stock Index Futures Contracts

A stock index futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a stock index futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on stock index futures contracts.

The Fund may utilize stock index futures contracts for hedging and investment purposes. Should market prices for the futures contracts or the underlying assets move in ways not anticipated by the Fund, losses may result. The use of futures contracts for hedging and investment purposes involves the risk of imperfect correlation in the movements in

The Asia Pacific Fund, Inc.

Notes to Financial Statements

continued

prices of futures contracts and the underlying assets being hedged or the exposures desired by the Fund.

Security Transactions and Net Investment Income

Security transactions are recorded on the trade date. Realized and unrealized gains (losses) from security and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income and expenses are recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Actual results may differ from such estimates.

Dividends and Distributions

Dividends from net investment income, if any, are declared and paid at least annually in a manner that qualifies for the dividends-paid deduction. The Fund’s current intention is to distribute at least annually any net capital gains in excess of net capital loss carryforwards in a manner that avoids income and excise taxes being imposed on the Fund. Dividends and distributions are recorded on the ex-dividend date. The Fund may choose to satisfy the foregoing by making distributions in cash, additional Fund shares, or both.

The Fund could determine in the future to retain net long-term capital gains in respect of any fiscal year without affecting the ability of the Fund to qualify as a regulated investment company. In that case, the Fund would be subject to taxation on the retained amount and shareholders subject to U.S. federal income taxation would be required to include in income for tax purposes their shares of the undistributed amount and would be entitled to credits or refunds against their U.S. federal income tax liabilities with respect to their proportionate shares of the tax paid by the Fund.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Taxes

It is the Fund’s current intention to continue to meet the requirements of the US Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gain to shareholders. Therefore, no federal income tax provision is required. If the Fund determines in the future to retain capital gains, the Fund will provide for all required taxes.

Withholding taxes on foreign dividends and interest and foreign capital gains tax is accrued in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Asia Pacific Fund, Inc.

Note 2.	Investment Management and

Administration Agreements

The Fund has a management agreement with Baring Asset Management (Asia) Limited (the “Investment Manager”) and an administration agreement with Prudential Investments LLC (the “Administrator”).

The investment management fee is computed weekly and payable monthly at the following annual rates: 1.00% of the Fund’s average weekly net assets up to $100 million and 0.70% of such assets in excess of $100 million.

The administration fee is also computed weekly and payable monthly at the following annual rates: 0.25% of the Fund’s average weekly net assets up to $200 million and 0.20% of such assets in excess of $200 million.

Pursuant to the agreements, the Investment Manager provides continuous supervision of the investment portfolio and the Administrator provides occupancy and certain clerical, administrative and accounting services for the Fund. Both the Investment Manager and the Administrator pay the cost of compensation of certain directors and officers of the Fund. The Fund bears all other costs and expenses.

Note 3.	Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended March 31, 2009 aggregated $308,190,528 and $348,141,545, respectively.

Note 4.	Distributions and Tax Information

Distributions to shareholders are determined in accordance with United States federal income tax regulations, which may differ from generally accepted accounting principles. In order to present distributions in excess of net investment income and accumulated net realized loss on investment and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital. For the year ended March 31, 2009, the adjustments were to decrease distributions in excess of net investment income by $1,634,449, increase accumulated net realized loss on investments and foreign currency transactions by $926,541 and decrease paid-in-capital by $707,908 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, the tax adjustments of passive foreign investment companies, net operating loss and

The Asia Pacific Fund, Inc.

Notes to Financial Statements

continued

distribution reclasses. Net investment income, net realized loss and net assets were not affected by these adjustments.

For the year ended March 31, 2009 the tax character of dividends and distributions paid were $455,139 of ordinary income and $52,309,975 of long-term capital gains. For the year ended March 31, 2008 the tax character of dividends paid were $41,790,053 of ordinary income and $42,514,138 of long-term capital gains.

As of March 31, 2009 there were no distributable earnings on a tax basis.

For federal income tax purposes, the Fund had a capital loss carryforward as of March 31, 2009, of approximately $22,043,000, which expires in 2017. The Fund incurred capital losses from November 1, 2008 to March 31, 2009 of approximately $38,551,000, which it will defer in the current fiscal year and recognize for federal income tax purposes in the fiscal year ending March 31, 2010.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation on a tax basis as of March 31, 2009 were as follows:

Tax Basis	Appreciation	Depreciation	Total Net Unrealized Depreciation
$69,756,292	$9,156,057	$(9,289,606)	$(133,549)

The difference between book basis and tax basis is attributable to deferred losses on wash sales.

The adjusted net unrealized depreciation on a tax basis was $(129,599), which included other tax basis adjustments of $3,950 that were primarily attributable to appreciation/depreciation of foreign currency.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2009, no provision for income tax would be required in the Funds’ financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 5.	Capital

There are 30 million shares of $0.01 par value common stock authorized.

The Asia Pacific Fund, Inc.

Note 6.	Borrowings

The Fund currently is a party to a committed credit facility with a bank. The credit facility provides for a maximum commitment of $30,000,000 or 20% of the Fund’s net assets, whichever is less. Interest on any borrowings under the credit facility is at LIBOR plus 0.50%. The Fund pays a commitment fee of .05% on the unused portion of the facility. The commitment fee is accrued daily and paid quarterly. The Fund’s obligations under the credit facility are secured by substantially all the assets of the Fund. The purpose of the credit facility is to assist the Fund with its general cash flow requirements, including the provision of portfolio leverage. For the year ended March 31, 2009, there were no borrowings under this credit facility.

Note 7.	New Accounting Pronouncements

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

In April 2009, the FASB issued FASB Staff Position 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”) and is effective for interim and annual periods ending after June 15, 2009. FSP 157-4 provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The FSP also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. FSP 157-4 requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

The Asia Pacific Fund, Inc.

Financial Highlights

	Year ended March 31,
Per Share Operating Performance:	2009	2008
Net asset value, beginning of year	$21.70	$24.03

Net investment income	0.12	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(9.97)	5.73

Total from investment operations	(9.85)	5.82

Less dividends and distributions:
Dividends from net investment income	(0.04)	(0.91)

Distributions paid from capital gains	(5.06)	(7.24)

Total dividends and distributions	(5.10)	(8.15)

Net asset value, end of year	$6.75	$21.70

Market value, end of year	$6.23	$19.75

Total investment return (a)	(41.95)%	28.68%

Ratios to Average Net Assets:
Total expenses (including loan interest) (c)	1.95%	1.54	%(b)
Net investment income	0.79%	0.31%

Supplemental Data:
Average net assets (000 omitted)	$151,467	$297,765
Portfolio turnover rate	220%	105%
Net assets, end of year (000 omitted)	$69,864	$224,476

(a)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. These calculations do not include brokerage commissions.
(b)	The expense ratio without loan interest expense would have been 1.52%, 1.68%, 1.78% and 1.94% for the fiscal years ended March 31, 2008, 2007, 2006 and 2005, respectively.
(c)	Does not include expenses of the underlying fund in which the Fund invests.

Shown above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

	Year ended March 31,
Per Share Operating Performance:	2007		2006		2005
Net asset value, beginning of year	$20.54		$16.62		$14.90

Net investment income	0.08		0.11		0.18
Net realized and unrealized gain (loss) on investments and foreign currency transactions	6.37		4.49		1.69

Total from investment operations	6.45		4.60		1.87

Less dividends and distributions:
Dividends from net investment income	(0.20)		(0.12)		(0.15)

Distributions paid from capital gains	(2.76)		(0.56)		—

Total dividends and distributions	(2.96)		(0.68)		(0.15)

Net asset value, end of year	$24.03		$20.54		$16.62

Market value, end of year	$21.22		$18.39		$14.65

Total investment return (a)	30.39%		30.32%		6.48%

Ratios to Average Net Assets:
Total expenses (including loan interest) (c)	1.78	%(b)	2.24	%(b)	2.01	%(b)
Net investment income	0.35%		.61%		1.18%

Supplemental Data:
Average net assets (000 omitted)	$230,490		$184,611		$155,484
Portfolio turnover rate	86%		122%		73%
Net assets, end of year (000 omitted)	$248,532		$212,419		$171,933

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

The Asia Pacific Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Asia Pacific Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of March 31, 2009, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended March 31, 2007 were audited by another independent registered public accounting firm, whose report dated May 17, 2007, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2009, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 15, 2009

The Asia Pacific Fund, Inc.

U.S. Federal Tax Information (Unaudited)

Dividends and Distributions

As required by the U.S. Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended March 31, 2009.

During the fiscal year ended March 31, 2009, the Fund paid $0.04 per share of ordinary income dividends and $5.06 per share of long-term capital gain distributions.

For the fiscal year ended March 31, 2009, the Fund designates 17.50% of ordinary income distributions as paid, as qualified dividend income.

The Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction. For the fiscal year ended March 31, 2009, the Fund intends on passing through $394,464 of ordinary income distributions as a foreign tax credit from recognized foreign source income of $4,342,575.

For purposes of preparing your federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute Form 1099-DIV which you received in January of each year.

The Asia Pacific Fund, Inc.

Dividend Reinvestment Plan (Unaudited)

Shareholders may elect to have all distributions of dividends and capital gains automatically re-invested in Fund shares (“Shares”) pursuant to the Fund’s Dividend Reinvestment Plan (“the Plan”). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States Dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should complete the attached enrollment card or contact the Fund at 1-(800) 451-6788.

After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s (Computershare Trust Co., formerly known as Equiserve) fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

The Asia Pacific Fund, Inc.

Miscellaneous Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available:

•	Without charge, by calling the Fund’s toll-free telephone number (888) “ASIA-PAC”.

•	On the Securities and Exchange Commission website, http://www.sec.gov.

Information regarding the Fund’s proxy voting record for the 12-month period ending June 30 of each year is filed with the SEC on Form N-PX no later than August 31 of each year. The Fund’s Form N-PX is available without charge, upon request, by calling the Fund at its toll free number 1-(888) 4-ASIA-PAC and on the SEC’s website (http://www.sec.gov).

New York Stock Exchange and Securities and Exchange Commission Certifications

The Fund is listed on the New York Stock Exchange. As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications.

The Fund’s President and Treasurer file certifications with the Securities and Exchange Commission regarding the quality of the Fund’s public disclosure. The certifications are made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The section 302 Certifications are filed as exhibits to the Fund’s annual report on Form N-CSR, which include a copy of the annual report together with certain other information about the Fund.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s N-Q Forms are available on the Commission’s website at http://www.sec.gov. The Fund’s N-Q Forms may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330).

The Asia Pacific Fund, Inc.

Directors and Officers of the Fund (Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” The “Fund Complex” consists of the Fund and any other investment companies managed by Baring Asset Management (Asia) Limited (the Investment Manager).

Independent Directors

Name, Address** and Age	Positions With Fund	Term of Office*** and Length of Time Served

Jessica M. Bibliowicz (49)	Director (Class II***)	Since 2006

Robert H. Burns (79)	Director (Class II***)	Since 1986

Michael J. Downey (65)	Director and Chairman (Class I***)	Since 1986 Since 1999

Robert F. Gunia (62)	Director Vice President Treasurer (Class III***)	Since 1989 1988-2008 1999-2008

Douglas Tong Hsu (66)	Director (Class II***)	Since 1986

Duncan M. McFarland (65)	Director (Class I***)	Since 2005

David G. P. Scholfield (65)	Director (Class II***)	Since 1988

The Asia Pacific Fund, Inc.

Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****

President and Chief Executive Officer of National Financial Partners. (NYSE:NFP), an independent distributor of financial services products. Formerly, President and Chief Operating Officer of John A. Levin & Co., a registered investment advisor.	1

Chairman, Robert H. Burns Holdings Limited (an investment business), Hong Kong; formerly, Chairman and Chief Executive Officer, Regent International Hotels Limited, Hong Kong.	1

Private Investor; formerly Managing Partner Lexington Capital LLC (1997-2004).	1	Director, Alliance Capital L.P. Mutual Fund Complex; Trustee, Merger Fund; Director, Prospect Acquisition Corporation.

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (since December 2008) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC (PMFS); Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services.	1	Vice President and Director of 147 Funds in the Prudential Mutual Fund complex

Chairman and Chief Executive Officer, Far Eastern Textile Ltd., Taiwan.	1

Formerly, Managing Partner and Chief Executive Officer, Wellington Management Company, LLP. (1994-2004); formerly Trustee, Financial Accounting Foundation (2001-2009).	1	Director of Gannett Co., Inc. and NYSE Euronext.

Formerly, Managing Director Hong Kong, Bank of Bermuda Ltd. (1998-2004).	1	Director, Thames River Multi-Hedge PCC Ltd, Acru China+ Absolute Return Fund and IRG TMT Asia Fund

The Asia Pacific Fund, Inc.

Directors and Officers of the Fund (Unaudited)

continued

Independent Directors continued

Name, Address** and Age	Positions With Fund	Term of Office*** and Length of Time Served

Nicholas T. Sibley (70)	Director (Class III***)	Since 2001

Interested Director

Name, Address** and Age	Positions With Fund	Term of Office*** and Length of Time Served

David J. Brennan (51)*	Director (Class III***)	Since 1990

The Asia Pacific Fund, Inc.

Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****

Fellow of the Institute of Chartered Accountants in England and Wales; Chairman of Aquarius Platinum Ltd. and Director of Corney and Barrow Group Ltd.	1	Director of Tanzanite One Limited.

Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****

Chairman and Chief Executive Officer, Baring Asset Management Holdings Limited; Chairman, Baring Asset Management Holdings, Inc.; Chairman, and Chief Executive Officer, Baring Asset Management Ltd.; Chairman, Baring Asset Management (Asia) Ltd.; Chairman, Barings (Guernsey) Ltd.; Chairman, Baring Asset Management, Inc.; Chairman and Chief Executive Officer, Baring International Investment Ltd.; Non-Executive Director, Baring Asset Management (Japan) Ltd.	1

The Asia Pacific Fund, Inc.

Directors and Officers of the Fund (Unaudited)

continued

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers

Name, Address** and Age	Positions With Fund	Term of Office*** and Length of Time Served

Brian A. Corris (50)	President	Since 2007

Grace C. Torres (49)	Vice President	Since 2008

M. Sadiq Peshimam (45)	Treasurer and Chief Financial Officer Assistant Treasurer	Since 2008 2005-2008

Deborah A. Docs (51)	Secretary Chief Legal Officer Assistant Secretary	Since 1998 Since 2006 1989-1998

Andrew R. French (46)	Assistant Secretary	Since 2007

Valerie M. Simpson (50)	Chief Compliance Officer	Since 2007

Theresa C. Thompson (46)	Deputy Chief Compliance Officer	Since 2008

*	Mr. Brennan is an “interested person”, as defined in the 1940 Act, because of his employment with the Investment Manager.

**	The address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102-4077.

The Asia Pacific Fund, Inc.

Principal Occupations During Past 5 Years

Director of Institutional Group of Baring Asset Management (since October 2005); formerly Head of Institutional Pension Funds at Isis Asset Management (2000-2005), previously worked at Citigroup Asset Management, Credit Lyonnaise Securities (USA), Indosuez Capital Securities, James Capel & Co and Barclays de Zoete Wedd Ltd.

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Assistant Treasurer and Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI.; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department.

Chief Compliance Officer (since April 2007) of Prudential Investments and AST Investment Services, Inc.; formerly Vice President – Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance and formerly Chief Compliance Officer of Nicholas-Applegate Fund, Inc. (2007-2009); Chief Compliance Officer of The Greater China Fund, Inc.

Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004); Deputy Chief Compliance Officer of The Greater China Fund, Inc. (since December 2007) and formerly Deputy Chief Compliance Officer of Nicholas-Applegate Fund, Inc. (2008-2009).

***	The Fund’s Charter and Bylaws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire.

****	This column includes all directorships of companies required to register, or file reports with the Commission under the Securities Exchange Act of 1934 (the Exchange Act) (i.e., “public companies”) and other investment companies registered under the 1940 Act.

Privacy Notice

This notice is being provided on behalf of the companies listed in this Notice. It describes how information about you is handled and the steps we take to protect your privacy. We call this information “customer data” or just “data.” If you have other Prudential products or relationships, you may receive a separate privacy notice describing the practices that apply to those products or relationships. If your relationship with us ends, we will continue to handle data about you the same way we handle customer data.

Protecting Customer Data

We maintain physical, electronic, and procedural safeguards to protect customer data. The only persons who are authorized to have access to it are those who need access to do their jobs. We require them to keep the data secure and confidential.

Information We Collect

We collect data you give us and data about the products and relationships you have with us, so that we can serve you, including offering products and services to you. It includes, for example:

•	your name and address,
•	income and Social Security number.

We also collect data others give us about you, for example:

•	medical information for insurance applications,
•	consumer reports from consumer reporting agencies and
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees, for example, group life insurance.

Sharing Data

We may share data with affiliated companies and with other companies so that they can perform services for us or on our behalf. We may, for example, disclose data to other companies for customer service or administrative purposes. We may disclose limited information such as:

•	your name,
•	address, and
•	the types of products you own

to service providers so they can provide marketing services to us.

We may also disclose data as permitted or required by law, for example:

•	to law enforcement officials,
•	in response to subpoenas,
•	to regulators, or
•	to prevent fraud.

We do not disclose data to Prudential affiliates or other companies to allow them to market their products or services to you. We may tell you about a product or service that a Prudential company or other companies offer. If you respond, that company will know that you were in the group selected to receive the information.

Annual Notices

We will send notices at least once a year, as federal and state laws require. We reserve the right to modify this policy at any time.

If you have questions about Prudential’s Privacy Notice please call us. The toll-free number is (800) 236-6848.

Prudential, Prudential Financial and the Prudential Financial logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ and its affiliates. The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777.

Your Financial Security, Your Satisfaction & Your Privacy Privacy 0019 Ed. 4/2008 NS

Many Prudential Financial companies are required to send privacy notices to their customers. This notice is being provided to customers of the Prudential Financial companies listed below:

Insurance Companies and Separate Accounts

Prudential Insurance Company of America, The

Prudential Annuities Life Assurance Corporation

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

Separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation

Prudential Retirement Insurance and Annuity Company (PRIAC)

PRIAC Variable Contract Account A

Connecticut General Variable Annuity Contract I & II

Insurance Agencies

Prudential Insurance Agency, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.

Prudential Annuities Distributors, Inc.

Global Portfolio Strategies, Inc.

Prudential Bache Securities, LLC

Pruco Securities, LLC

Prudential Investment Management, Inc.

Prudential Investment Management Services LLC

Prudential Investments LLC

Bank and Trust Companies

Prudential Bank & Trust, FSB

Prudential Trust Company

Investment Companies and Other Investment Vehicles

Asia Pacific Fund, Inc., The

Cash Accumulation Trust

Greater China Fund, Inc., The

High Yield Income Fund, Inc., The

High Yield Plus Fund, Inc., The

JennisonDryden Mutual Funds

MoneyMart Assets, Inc.

Nicholas-Applegate Fund, Inc.

Prudential Capital Partners, L.P.

Prudential Bache Commodities, LLC

Prudential Institutional Liquidity Portfolio, Inc.

Strategic Partners Mutual Funds

Target Asset Allocation Funds, Inc.

Target Portfolio Trust, The

PB Financial Services, Inc.

CGOV-D2385

155 Bishopsgate, London EC2M 3XY

Telephone +44 (0)20-7628 6000

Facsimile   +44 (0)20-7638 7928

Internet www.barings.com

• LONDON • BOSTON • FRANKFURT •

• GUERNSEY • HONG KONG •

• PARIS • SAN FRANCISCO •

• TAIPEI • TOKYO • TORONTO •

• VIENNA •

APBA

Item 2 –	Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 –	Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Nicholas T. Sibley, member of the Board’s Audit Committee is an “audit committee financial expert” and that he is “independent” for purpose of this Item.

Item 4 –	Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended March 31, 2009 and March 31, 2008, KPMG, the Registrant’s principal accountant, billed the Registrant $40,800 and $49,000, respectively for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures

The Audit committee must pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors, including applicable non-audit services provided to the Company’s investment adviser and any entity in a control relationship with the investment adviser that provides ongoing services to the Company that relate directly to the operations and financial reporting of the Company.

(e)	(2)	Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	Non-Audit Fees

Not applicable to Registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(h)	Principal Accountants Independence

The Registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are David G.P. Scholfield (Chairman), Robert H. Burns, Michael J. Downey, Duncan M. McFarland and Nicholas T. Sibley.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

The registrant has adopted policies and procedures with respect to the voting of proxies related to portfolio securities. These procedures delegate to Baring Asset Management (Asia) Ltd., the investment manager, the responsibility for voting proxies, subject to the continuing oversight of the registrant’s board of directors. The registrant’s procedures provide that the board of directors annually reviews the investment manager’s proxy voting policies and procedures and the investment manager’s proxy votes on behalf of the registrant.

A copy of the investment manager’s proxy voting policies and procedures is set forth below:

Baring Asset Management, Inc.

Baring International Investment Limited

Baring Asset Management (Asia)

(together, the “Companies”)

Section Three

Proxy Voting Policies and Procedures

For North American Clients

Executive Summary

The Companies owe fiduciary, contractual, and statutory duties to vote proxies on the securities that we manage for many of our clients. A breach of our proxy voting responsibilities may lead to financial and reputational damage to the Companies. Proxy proposals are reviewed and transmitted to Barings’ third party proxy administrator (“ISS”) by the Global Events department in London. However, investment managers (or SIT heads, if investment managers are indisposed) are principally responsible for ensuring that proxy voting in respect of their portfolio holdings takes place in accordance with these procedures. For proxies concerning routine corporate governance matters, the Companies generally vote in favor of management proposals or with managements’ recommendations. For “non-routine” matters, investment managers must determine the proxy vote that will maximize the value of clients’ securities holdings.

Summary responsibilities are set forth below:

Investment Managers:

•	Identify and ensure the Global Events department is aware of impending shareholder meetings and proxy proposals regarding non-routine matters;

•	Instruct the Global Events department regarding the proxy votes to be cast on all “non-routine” matters;

•	Seek approval from the Proxy Voting Committee prior to casting proxy votes contrary to these Proxy Voting Policies; and

•	Ensure that the Proxy Voting Policies are implemented in regard to the proxies appurtenant to securities in their portfolios.

The Global Events Department:

•	Collects proxy proposals from ISS and investment managers;

•	Reviews proxies to gauge whether proposals concern “routine” matters at annual shareholder meetings, in which case custodians are instructed to vote “for” management;

•	Distributes proxies concerning all “non-routine” proposals to investment managers, and collects completed proxy voting instructions from investment managers;

•	Verifies that Proxy Voting Committee approval has been granted for any proxy vote to be cast that is contrary to these Policies;

•	Notifies ISS regarding the votes cast by the Companies; and

•	Maintains records of the Companies’ proxy votes, and the reasons therefore, for review by investment managers, clients, and government agencies.

The Proxy Voting Committee:

•	Establishes and reviews the Companies’ proxy voting policies;

•	Advises investment managers upon request regarding unusual proxy proposals;

•	Reviews recommendations of investment managers who suggest casting proxy votes that are contrary to the Companies’ policies; and

•	Reviews, quarterly, the proxy votes cast by the Companies.

The Onsite system identifies clients for whom the Companies vote proxies. The Global Events and Legal departments can provide additional details, if needed.

The Companies have prepared a synopsis of these procedures that may be disseminated to clients and prospective clients of the Companies. Please contact the Client Services department for a copy of that synopsis. In addition, Clients may obtain a complete copy of the Companies’ proxy voting policies and procedures by contacting Baring Asset Management, Inc.’s Legal and Compliance Department at (617) 946-5200.

Section Three

Proxy Voting Policies and Procedures

For North American Clients

A.	Overview of the Companies’ Proxy Voting Responsibilities

1.	Clients That Are Affected By These Policies

For many clients, the Companies have assumed contractual responsibility to vote proxies on the securities that we manage for those clients’ accounts. For ERISA clients (i.e., employee benefit plans formed pursuant to the Employee Retirement Income Security Act of 1974), the Companies owe fiduciary and statutory duties to vote proxies on client securities unless the clients explicitly have retained the obligation to do so. The Companies vote proxies for those North American clients who have invested in certain commingled funds maintained by Bankers Trust Co. (the “BIFIT” and “Big T” funds), but do not vote proxies for clients who have invested in the “active/passive” commingled funds maintained at State Street Bank, which retains authority to vote proxies for those clients. Please review the Onsite system or contact the Global Events or Legal departments to ascertain whether a particular client has delegated proxy voting responsibility to the Companies.

2.	Investment Managers Must Ensure That Proxy Voting On Securities In Their Portfolios Takes Place In Accordance With These Procedures

The Global Events department in London (tel. ext. 1536, fax ext. 1742) coordinates the collection of proxy proposals, instructs ISS on proxy votes, and maintains records, by client and security, of proxy votes and the reasons therefore. Investment managers, however, are most familiar with the companies that have issued proxies and the potential ramifications on corporate governance and share values of particular proxy votes. Consequently, investment managers must identify and ensure that the Global Events department is aware of impending shareholder meetings and proxy proposals (as described below), and instruct the Global Events department on how votes should be cast. Investment managers are primarily responsible for ensuring that proxies on holdings in their portfolios are voted in accordance with these procedures.

3.	The Proxy Voting Committee

The Companies have established a Proxy Voting Committee to set policies and review, at least quarterly, the proxy votes that were cast by the Companies. The Proxy Voting Committee is available to investment managers, analysts, and other personnel for advice on voting unusual proxy proposals. Investment managers who recommend casting proxy votes that are contrary to the Companies’ policies must contact the Proxy Voting Committee before instructing the Global Events department on how such votes should be cast, and present reasons for recommending votes that are contrary to policies. The Global Events department will record whether investment managers have instructed how the Companies should vote on non-routine proxy matters and ensure that Investment Managers have sought guidance from the Proxy Voting Committee before casting votes that contravene the Companies Proxy Voting Policies. For additional information or assistance, please contact Amanda Bustard (London, ext. 1529) or Daniel P. Barry (Boston, ext. 5311).

B.	Proxy Voting Procedures

1.	The Companies employ a third-party vendor, ISS, to review specific proposals and notify the Companies of upcoming shareholder meetings.

2.	In most cases, the Global Events department will determine whether a proxy proposal concerns a routine matter or a non-routine matter (see “Proxy Voting Policies, #3” below.) The Global Events department maintains “standing instructions” (described below) that direct ISS to vote routine proposals at annual shareholder meetings for issuers located in geographic regions with well-established markets. Despite standing instructions, the Global Events department endeavors to review each proxy proposal to ensure that non-routine proposals (regarding, for example, a merger, acquisition, or the implementation of anti-takeover measures) are identified and forwarded to appropriate investment managers for full consideration. To reiterate, however, investment managers are responsible for ensuring that non-routine matters are identified as such and voted in a manner designed to maximize the value of client securities holdings. Investment managers must ensure that the Global Events department is aware of pending non-routine proposals and advise the Global Events department accordingly.

3.	The Global Events department reconciles proxies with client holdings. The Global Events department additionally maintains records, by client and security issuer, of each proxy vote cast and the reasons therefore. The Global Events department will keep and maintain such records for inspection by clients and government agencies.

4.	Special Circumstances: Some non-U.S. securities issuers impose fees on shareholders or their custodians for exercising the right to vote proxies. Other issuers may “block,” or prohibit, shareholders from transferring or otherwise disposing of their shares for a period of time after the securities holders have noticed their intent to vote their proxies. Moreover, some issuers require the registration of securities in the name of the beneficial owners before permitting proxies to be cast, and thus mandate the disclosure of the identity of beneficial owners of securities, which may be contrary to our clients’ wishes. In these instances, the Global Events department will notify the appropriate investment managers of the costs or restrictions that may apply in voting proxies. Investment managers and the Global Events department, with guidance from the Proxy Voting Committee if desired, will weigh the economic benefit to our clients of voting those proxies against the cost of doing so.

The U.S. Department of Labor (the “U.S. Labor Department”), which enforces ERISA, recognizes that ERISA clients may incur additional costs in voting proxies appurtenant to shares of non-U.S. corporations. The U.S. Labor Department advises that investment advisers, such as the Companies, should weigh the effect of voting our clients’ shares against the cost of voting. Moreover, in choosing whether to purchase the shares of certain non-U.S. corporations, the Companies’ investment managers should consider whether the difficulty and expense of voting the proxies is reflected in the market price of those shares. Investment managers should consult the Global Events department to ascertain the anticipated costs of voting proxies on certain non-U.S. corporations.

C.	Proxy Voting Policies

1.	The Companies’ fiduciary obligation is to maximize the value of our clients’ shareholdings, and our proxy voting decisions are made with that aim. For ERISA clients, the U.S. Labor Department has stated that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries (i.e., investment advisers) should make proxy voting decisions with a view to enhancing the value of the shares of stock.”

2.	The Companies will vote proxies on all proposals, except in those instances when investment managers determine that the economic returns of voting proxies issued by non-U.S. corporations are outweighed by the costs that would be incurred by client accounts.

3.	The Companies follow general voting guidelines, but recognize the importance of reviewing each proposal. The Companies’ voting guidelines concern, for the most part, proxies on “routine,” or non-controversial, matters of corporate governance. Investment managers ultimately are responsible for determining whether a proposal concerns a routine matter or a non-routine matter.

4.	The Companies generally vote in favor of management proposals on the following ballot items:

a.	re-election of directors who have satisfied their fiduciary duties;

b.	amendments to employee benefit plans;

c.	approval of independent auditors;

d.	directors’ and auditors’ compensation;

e.	directors’ and officers’ indemnification;

f.	financial statements and allocation of income;

g.	dividend payouts;

h.	authorization of share repurchase programs; and

i.	elimination of cumulative voting.

5.	Investment managers are responsible for advising the Global Events department on how votes should be cast on the following “non-routine” ballot measures:

a.	changes to the issuer’s capitalization due to the addition or elimination of classes of stock and voting rights;

b.	changes to the issuer’s capitalization due to stock splits and stock dividends;

c.	the elimination of pre-emptive rights for share issuance;

d.	the creation of, or changes to, anti-takeover measures, including shareholder rights plans (i.e., “poison pill” plans);

e.	stock option plans, and other stock-based employee compensation or incentive plans;

f.	the addition, deletion, or changes to super-majority voting requirements;

g.	mergers or acquisitions;

h.	the establishment or alteration of classified boards of directors; and

i.	change-in-control provisions in management compensation plans.

6.	The Companies examine shareholder proposals in the same light that we review management proposals: to determine whether such proposals will maximize overall returns on our clients’ shareholdings, in accordance with ERISA and our fiduciary duties. The Companies generally vote in favor of the following ballot items, that often are proposed by shareholders:

a.	requiring auditors to attend the corporation’s annual shareholders’ meeting;

b.	establishing an annual election of the board of directors;

c.	establishing audit, nominating, or compensation committees;

d.	requiring shareholder approval of amendments to the by-laws and corporate articles;

e.	requiring a shareholder vote on the creation of shareholder rights plans, and calling for the repeal of anti-takeover measures; and

f.	requiring reasonable expansion of financial or compensation-related reporting.

7.	The Companies do not support proposals that would impose geographic or other restrictions on the businesses conducted by the issuers of the securities we manage for clients. The Companies do, of course, respect the investment guidelines of clients who choose not to own securities of companies that engage in certain lines of business or in certain regions. Investment managers must notify the Global Events department if a client has instructed the Companies regarding proxy voting on particular issues of corporate governance of other matters.

8.	Due to the volume of proxies received by the Companies and the routine nature of many proposals presented at annual shareholders meetings, the Companies maintain “standing instructions” with ISS to vote “in favor” of management proposals at annual shareholder meetings. The standing instructions regard only annual shareholder meeting for issuers located in the U.S., Canada, and well-developed Pacific Basin and European countries. Investment managers are responsible for ensuring that any non-routine matters to be voted upon at annual meetings are evaluated and voted in accordance with these policies. The standing instructions are subject to review by the Proxy Voting Committee and the Global Events department. The Companies do not maintain standing instructions for proxies to be cast at “extraordinary” or special shareholders meetings.

9.

Investment managers who recommend casting proxy votes that are contrary to the Companies’ policies must contact and obtain the approval of the Proxy Voting Committee before instructing the Global Events department on how such votes should be cast. The Global Events department is responsible for ensuring that investment managers have contacted the Proxy Voting Committee before such votes are cast.

10.	Investment Managers are responsible for: (a) identifying situations where there may be a material conflict between the Companies’ (including affiliates) interests and those of its clients concerning proxy votes and, (b) raising such matters with the Proxy Voting Committee before instructing the Global Events Department on how such votes should be cast. The Proxy Voting Committee will review the matter. If the Proxy Voting Committee determines that the facts present a material conflict of interest, the Companies will disclose the material conflict to the client(s) and obtain written consent from the client(s) before voting.

D.	Recordkeeping

The Companies must retain the following documentation as it relates to proxy voting:

1.	Proxy voting policies & procedures;

2.	Proxy statements received regarding client securities;

3.	Records of votes cast on behalf of clients;

4.	Records of written client requests;

5.	Records of written responses from the Companies to either written or oral client requests; and

6.	Documents prepared by the Companies that were material to the decision on how to vote, or that memorialized the basis for the decision.

The above proxy voting records must be maintained in an easily accessible place for five years, the first two in an appropriate BAM office.

With respect to The Asia Pacific Fund, Inc. and the Greater China Fund, Inc. (“Funds”), the Companies will disclose the material conflict in writing to the person or persons designated by the Funds, and the Companies will be entitled to rely on the written consent of such person or persons; provided, however, that no such disclosure and consent will be required regarding any matter giving rise to a conflict of interest if:

(i)	the matter is a routine, non-controversial matter, as determined pursuant to “Proxy Voting Policies,” #3;

(ii)	the matter is one for which there is a general voting policy under “Proxy Voting Policies,” #4 or #6 and the instructions regarding the vote will be consistent with the general proxy voting policy on such matter; or

(iii)	the instructions regarding the vote will be contrary to the interest of the party giving rise to the conflict of interest.

The Companies will promptly notify the Funds of any material change in these Proxy Voting Policies and Procedures for North American Clients.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies –

KHIEM TRONG DO —

(a)	(1)	Khiem Trong Do, Head of Asia Multi-Asset, Baring Asset Management (Asia) Ltd.

		Length of Service at Baring Asset Management (Asia) Ltd: 12 1/2 years with 32 years of investment experience in total.

		Manager of Asia Pacific Fund, Inc.: from July 2004 – present

		Khiem became the Head of the Asia Multi-Asset group in 2006. He is a member of the Strategic Policy Group, the Asia Pacific Specialist Investment Team and a member of the Global Multi-Asset Group. Khiem joined Baring Asset Management in 1996 as an Investment Strategist for the Asia Pacific region from Citicorp Global Asset Management in Sydney, where he was the Chief Investment Officer, the chair of the Australian Asset Allocation Committee, and a member of the CGAM International Asset Allocation Committee. Khiem’s prior experience includes seven years at Bankers Trust Australia and seven years at Equitilink Australia Ltd. Khiem received his B.A. in Economics (Hons.) from Macquarie University (Australia). He was designated an Associate Member of the Securities Institute of Australia (the Australian CFA equivalent) in 1979. Khiem is fluent in English, Vietnamese, and French.

		Khiem Do is the lead fund manager for the Fund. He works closely with his research team, composed of nine other fund managers and analysts.

(a)	(2)	In addition to the Fund, Mr. Do was also responsible for the day-to-day management of the portfolio of one other account as of March 31, 2009. For details, please see table below:

	Number of Accounts	Number of Accounts with Performance Fee	Assets Under Management ($ US mil)	Assets Under Management with Performance Fee ($ US mil)
Registered Investment Companies	3	2	72.4	2.0

Segregated Institutional	6	—	126.5	—

Other Pooled Investment Vehicles	2	—	123.2	—

There is no material conflict between the management of Asia Pacific Fund versus other funds.

FRANKI CHUNG —

(a)	(1)	Franki Chung, Asia Pacific Equity Investment Manager, Baring Asset Management (Asia) Ltd.

Length of Service at Baring Asset Management (Asia) Ltd: 7 years with 16 years of investment experience in total.

Franki rejoined Barings in 2007 to manage our flagship Asian products and formulate the investment strategy for the region. Franki joined Barings in 1994 as an analyst covering Australia and New Zealand, and then Thailand in 1995. He was promoted to Investment Manager in 1996, covering Singapore, Malaysia, ASEAN and then Hong Kong / China. In 1999, he joined Canadian Imperial Bank of Commerce to manage their retail and institutional funds. Before rejoining Barings, he held the role of Executive Director, Head of Asian Equities, at CIBC, responsible for the stock selection and asset allocation in Asia Pacific including Japan. Franki received his Bachelor of Science (Economics) from the University of London in 1991 and M.B.A. from the Australian Graduate School of Management at the University of New South Wales in 1993. He was awarded the CFA designation in 1998. Franki speaks fluently English, Mandarin and Cantonese.

(a)	(2)	In addition to the Fund, Mr. Chung was also responsible for the day-to-day management of the portfolio of one other account as of March 31, 2009. For details, please see table below:

	Number of Accounts	Number of Accounts with Performance Fee	Assets Under Management ($ US mil)	Assets Under Management with Performance Fee ($ US mil)
Registered Investment Companies	2	—	273.1	—

Segregated Institutional	1	1	158.3	158.3

Other Pooled Investment Vehicles	5	—	501.3	—

There is no material conflict between the management of Asia Pacific Fund versus other funds.

HENRY CHAN —

(a)	(1)	Henry Chan, Head of Asian Investment Team, Baring Asset Management (Asia) Ltd.

		Length of Service at Baring Asset Management (Asia) Ltd: 5 years with 14 years of investment experience in total.

		Mr. Chan is responsible for Asian investment policy with specialist research responsibilities on Greater China markets. He became the Head of the Asian Investment Team in 2006. Henry joined Baring Asset Management in 2004 and assumed the lead role in driving its Asian institutional mandates and flagship retail products, namely, Baring Asia Growth and Baring Eastern Trust. At the specialist level, Henry is co-manager of the Baring China Absolute Return Fund and Baring Korea Trust. Henry has extensive experience in the management of both Asian regional and specialist mandates. Prior to joining Baring Asset Management he worked at INVESCO (formerly LGT) where he handled a number of Pacific Basin (including Japan) and Asia ex Japan portfolios. His specialist experience covered a number of markets including Taiwan, Hong Kong, China, Korea and Japan. He was also the lead fund manager of INVESCO Asia NET Fund, INVESCO GT Taiwan Fund and a number of Greater China portfolios. Henry received his Bachelor Degree from the London School of Economics and Political Science in 1992. He was awarded the CPA designation in 1994 and became a CFA in 1997. Henry speaks fluent English, Cantonese and Mandarin.

(a)	(2)	In addition to the Fund, Mr. Chan was also responsible for the day-to-day management of the portfolio of one other account as of March 31, 2009. For details, please see table below:

	Number of Accounts	Number of Accounts with Performance Fee	Assets Under Management ($ US mil)	Assets Under Management with Performance Fee ($ US mil)
Registered Investment Companies	1	—	203.4	—

Segregated Institutional	6	1	1,317.5	213.7

Other Pooled Investment Vehicles	6	1	585.6	6.8

		There is no material conflict between the management of Asia Pacific Fund versus other funds.

(a)	(3)	Portfolio Managers are compensated via his/her annual salary plus potential for a bonus performance if the majority of the funds managed by the Portfolio Managers and his/her team achieved their excess returns objectives.

(a)	(4)	None of the investment staff in the Asian team currently holds shares in the Asia Pacific Fund, Inc.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Asia Pacific Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date May 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian A. Corris
Brian A. Corris
President and Principal Executive Officer

Date May 26, 2009

By (Signature and Title)*	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Chief Financial Officer

Date May 26, 2009

*	Print the name and title of each signing officer under his or her signature.